                                                                      EXHIBIT 23



The Board of Directors
Stewart Information Services Corporation:


We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart
Information Services Corporation of our report dated February 10, 1999, relating to the consolidated balance sheets of Stewart Information Services Corporation and subsidiaries as of December 31, 1998 and 1997 and the related consolidated statements of earnings and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1998, and all related schedules, which report appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation.


/s/ KPMG LLP

Houston, Texas
March 19, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our reports which appear in the December 31, 1998 annual report of Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

Signed /s/ GRANT BENNETT ACCOUNTANTS
      ------------------------------

Sacramento, California
March 8, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981,
No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ WILKERSON & ARTHUR

Wilkerson & Arthur, P.C.
Fort Worth, Texas

March 2, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981,
No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ M. TIMOTHY O'ROARK
-----------------------------------
M. TIMOTHY O'ROARK
El Paso, Texas
January 20, 1999

The Board of Directors
Stewart Information Services Corporation


         We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No.
33-62535, No. 333-03981, No. 333-24075 and No.333-65971) on Form S-8 of Stewart
Information Services Corporation of our reports, which appear in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


                                       /s/ AARONSON, WHITE & COMPANY
                                       ------------------------------------
                                       AARONSON, WHITE & COMPANY

Houston, TX
March 9, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our reports which appear in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.



Signed /s/ GRATZER, CLEM & COMPANY, P.C.
       --------------------------------------

Lake Jackson, TX
March 11, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart
Information Services Corporation of our report which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


                                    /s/ EDGAR, KIKER & CROSS

                                    EDGAR, KIKER & CROSS, LLP
                                    Certified Public Accountants and Consultants

Beaumont, Texas
March 3, 1999

The Board of Directors
Stewart Information Services Corporation


I consent to the use of my report incorporated herein by reference and to the reference to my firm under the heading "Interests of Named Experts and Counsel" in the Registration Statement.


/s/ JIM S. WALKER
-----------------------------------
Jim S. Walker

January 20, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ DOSHIER, PICKENS & FRANCIS, P.C.

Doshier, Pickens & Francis, P.C.

Amarillo, Texas
March 8, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our report which appear in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

Signed /s/ FANCHER & COMPANY
       ----------------------------

Corpus Christi, Texas
Date 3/2/99
     ----------------------

The Board of Directors
Stewart Information Services Corporation

I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Forms S-8 of Stewart Information Services Corporation of my report which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

Signed /s/ JESUS YEPEZ CPA
       ----------------------------
Lubbock, Texas
March 2, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981,
No, 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ WILLIAMS & PEARCY
-------------------------------
Williams & Pearcy, P.C.

Texarkana, USA
February 3, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our reports which appear in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ FLUSCHE, VAN BEVEREN, KILGORE, P.C.

FLUSCHE, VAN BEVEREN, KILGORE, P.C.
Corpus Christi, Texas
March 3, 1999

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981, No. 333-24075 and No. 333-65971) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1998 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


Signed /s/ JENNINGS, HAWLEY & CO. P.C.
       -------------------------------------

Corpus Christi, Texas
March 9, 1999